SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 10, 2001
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              Date of report (Date of earliest event reported)


                         Willow Grove Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


United States of America           000-25191                23-2986192
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                       Identification No.)


Welsh and Norristown Roads, Maple Glen, Pennsylvania              19002
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(Address of principal executive offices)                        (Zip Code)


                               (215) 646-5405
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.   OTHER EVENTS

     The Company's press release, dated September 10, 2001, announcing the adoption of a Plan of Conversion and Agreement and Plan of Reorganization (the "Plan of Conversion") by the Board of Directors, is attached to this Current Report on Form 8-K as Exhibit 99.1. Pursuant to the Plan of Conversion, the Company's wholly-owned subsidiary, Willow Grove Bank, will reorganize from the two-tier mutual holding company structure to the stock holding company structure. This press release is incorporated in this Item 5 by reference to
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index





















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WILLOW GROVE BANCORP, INC.




Date: September 10, 2001            By:  /s/ Frederick A. Marcell, Jr.
                                         -----------------------------
                                         Frederick A. Marcell, Jr.
                                         President and Chief Executive Officer


                                EXHIBIT INDEX




       Exhibit Number                                  Description
       --------------                                  -----------

       99.1                      Press Release dated September 10, 2001